Corporate Presentation NASDAQ: CRIS © 2023 Curis, Inc. EXHIBIT 99.2

Cautionary Note Regarding Forward Looking Statements and Disclaimers This presentation contains certain forward-looking statements about Curis, Inc. (“we,” “us,” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “expect(s),” “believe(s),” “will,” “may,” “anticipate(s),” “focus(es),” “plans,” “mission,” “strategy,” “potential,” “estimate(s)”, "intend," "project," "seek," "should," "would" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve important risks and uncertainties. Forward-looking statements herein include, but are not limited to, statements with respect to the timing and results of future clinical and pre-clinical milestones; the timing of future preclinical studies and clinical trials and results of these studies and trials; the clinical and therapeutic potential of our drug candidates; our cash runway; the proposed focus on emavusertib and management’s ability to successfully achieve its goals. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of important factors including, without limitation, risks relating to: whether and when the U.S. Food and Drug Administration may take further regulatory action with regard to our trials, whether any of our drug candidates will advance further in the clinical development process and whether and when, if at all, they will receive approval from the FDA or equivalent foreign regulatory agencies; whether historical preclinical results will be predictive of future clinical trial results; whether historical clinical trial results will be predictive of future trial results; whether any of our drug candidate development efforts will be successful; whether any of our drug candidates will be successfully marketed if approved; our ability to achieve the benefits contemplated by our collaboration agreements; management’s ability to successfully achieve its goals; the sufficiency of our cash resources; our ability to raise additional capital to fund our operations on terms acceptable to us or the use of proceeds of any offering of securities or other financing; general economic conditions; competition; and the other risk factors contained in our periodic reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, which are available on the SEC website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events, except as required by law. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys, and studies conducted by third parties as well as our own estimates. All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys, and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research, and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, no independent source has verified such assumptions. slide 2

Corporate Overview

Summary

Investment Thesis	Emavusertib, a triple target inhibitor, has the potential to be the cornerstone agent in hematologic malignancies *Cash runway into 2025 – $71.8M as of March 31, 2023*
Lead Programs	TakeAim Leukemia – IRAK4 and FLT3 are the most prevalent drivers of disease in AML/MDS[1,2] TakeAim Lymphoma – emavusertib/ibrutinib enables blockade of both pathways driving NF-κB in NHL
Market Opportunity	AML/MDS: 317K patients[3] *(current standard of care is HMA)* NHL/CLL: 1.8M patients[3] *(current standard of care is BTKi)*
2024 Milestones	• Clarify monotherapy registrational study design in Leukemia with the FDA • Updated data in R/R Leukemia (monotherapy and combination) • Updated data in R/R Lymphoma (combination)

1) Smith et al. Nat Cell Biol 2019; 2) Saygin, et al. J Hematol Oncol. 2017 Apr 18; 3) 2022 Prevalence Data DRG Clarivate

CURIS
slide 3

Recent Developments Current status o Expanding monotherapy in genetically-defined R/R AML population (potential for fast path to NDA) Next steps o Clarify monotherapy registrational study design in leukemia with FDA o Expand into front-line combination therapy in leukemia (potential for broad commercial opportunity) slide 4 Breaking News: • FDA removed partial clinical hold on TakeAim Leukemia • RP2D established at 300 mg BID

Emavusertib: Mechanism and Design

Mechanism of Action

IRAK4 is a novel and important target in AML/MDS



Normal Heme Cell[2]
Spliceosome
Ex3
U2AF1
Ex4
Ex5
Myddosome
MYD88
IRAK1
IRAK4-S
emavusertib
MAPK
Malignant Heme Cell[1]
Spliceosome
Spliceosome Mutation
Ex3
U2AF1
Ex4
Ex5
Myddosome
MYD88
IRAK1
IRAK4-L
emavusertib
NF-κB
overactivity
Leukemia[2]
(AML, MDS)

US Incidence: 34,873 patients [3,4]

Spliceosome mutation drives overexpression of IRAK4-L, which is oncogenic

IRAK4-L constitutively activates the myddosome, driving overactivity of NF-κB

1) Guillamot et al. Nat Cell Biol 2019; 2) Smith et al. Nat Cell Biol 2019; 3) American Cancer Society, Cancer Facts & Figures 2020; 4) Leukemia & Lymphoma Society, Facts and Statistics Overview

CURIS
slide 6

Unique Molecular Fingerprint Targeted design is specifically engineered to be the best-in-class Emavusertib Kinase Interaction Map % Inhibition at 0.1 nM Illustration reproduced courtesy of Cell Signaling Technology Target Kd nM IRAK1 12,000 IRAK2 >20,000 IRAK3 8,500 IRAK4 23 DYRK1A 25 FLT3 wt FLT3 (D835H) 31 5 FLT3 (D835V) 44 FLT3 (D835Y) 3 FLT3 (ITD) 8 FLT3 (K663Q) 47 FLT3 (N841I) 16 Haspin (GSG2) 32 CLK1 10 CLK2 20 CLK3 >20,000 CLK4 14 TrkA 130 Emavusertib Binding Affinity DiscoverX Kinase Panel (378 kinases screened) The NCI selected emavusertib for NCI-sponsored research and clinical studies of IRAK4 slide 7 Triple inhibitor target with high binding affinity to: o IRAK4 o FLT3 o CLK Targeted design confers potential efficacy advantage vs. other IRAK4 inhibitors

Emavusertib in Leukemia (AML/MDS)

-100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% All Patients in AML/MDS Emavusertib shows clear single agent anti-cancer activity slide 9 Note: 84 total patients enrolled as of Feb 9, 2023 with data cut-off as of Mar 17, 2023 * 3 AML patients had both FLT3 mutation and Spliceosome mutation and are counted in both population groups; evaluable patients include all patients whose disease has been determined to be evaluable for objective response with baseline and post-treatment marrow assessments 84 Patients Enrolled in Monotherapy 7 AML FLT3* 8 AML Spliceosome* 24 AML Other 17 AML Not Evaluable for Marrow Assessment 12 MDS Spliceosome 13 MDS Other 6 MDS Not Evaluable for Marrow Assessment 84 In this Phase 1 study, all comers at multiple doses were enrolled: • to evaluate safety • to identify optimal dose for RP2D • to identify target patient populations for future enrichment The data also suggest enriching for patients with ≤ 2 prior lines of therapy increases the likelihood of achieving a deeper response FLT3/Spliceosome AML Patients • All Doses • All Prior Lines All Evaluable Patients • All Doses • All Prior Lines % C h an ge in M ar ro w B la st f ro m B as el in e % C h an ge in M ar ro w B la st f ro m B as el in e

Genetically-Defined Target Population Significant blast count reductions observed with monotherapy in targeted patient populations slide 10 CR CR MLFS -100% -80% -60% -40% -20% 0% CR CRh -100% -80% -60% -40% -20% 0% ** 7 patients AML with FLT3 Mutation* 8 patients AML with Spliceosome Mutation* ** ** All Doses and 2-5 Prior Lines Note - 84 total patients enrolled in emavusertib monotherapy study as of Feb 9, 2023 with data cut-off as of Mar 17, 2023 * 3 of the AML patients had both a FLT3 mutation and a Spliceosome (U2AF1 or SF3B1) mutation and are counted in both populations; evaluable patients include all patients whose disease has been determined to be evaluable for objective response with baseline and post-treatment marrow assessments ** Denotes blast percent increase > 10% % C h an ge in M ar ro w B la st f ro m B as el in e % C h an ge in M ar ro w B la st f ro m B as el in e

CR CR MLFS -100% -80% -60% -40% -20% 0% CR CRh -100% -80% -60% -40% -20% 0% Genetically-Defined Target Population Additional signal observed: patients with ≤ 2 prior lines are achieving deeper responses slide 11 ** 7 patients AML with FLT3 Mutation* 8 patients AML with Spliceosome Mutation* ** ** 300 mg BID and ≤ 2 prior lines Duration of Responses 5.6 – 7.0 months % C h an ge in M ar ro w B la st f ro m B as el in e % C h an ge in M ar ro w B la st f ro m B as el in e Note - 84 total patients enrolled in emavusertib monotherapy study as of Feb 9, 2023 with data cut-off as of Mar 17, 2023 * 3 of the AML patients had both a FLT3 mutation and a Spliceosome (U2AF1 or SF3B1) mutation and are counted in both populations; evaluable patients include all patients whose disease has been determined to be evaluable for objective response with baseline and post-treatment marrow assessments ** Denotes blast percent increase > 10%

0% p<0.05 p<0.05 50% 100% -50% Preclinical Data Rationale for monotherapy and combination with azacitidine/venetoclax 1) Choudhary et al. AACR 2017; 2) Melgar, Sci Transl Med. 2019; 3) Curis AML MDS poster, EHA 2021 Control R e la ti ve C el l G ro w th Aza Aza + emavusertib Aza/Ven slide 12 Clinical Data are consistent with preclinical findings emavusertib demonstrates synergy with both azacitidine and venetoclax in THP-1 model3 AML cell lines treated for 96 hrs (values presented as mean ± SE) Aza/Ven + emavusertib V e h ic le Em av u se rt ib emavusertib demonstrates monotherapy activity in patient-derived xenografts1 clear reduction of leukemic blasts in models with high IRAK4-L expression IRAK/FLT3 combination demonstrates synergy in pre-clinical studies2 FLT3-ITD cells treated for 3 days with DMSO (control), quizartinib (0.5 μM), IRAKi (10 μM), and quizartinib + IRAKi Combination with Aza/VenMonotherapy in IRAK4 Monotherapy in FLT3 0 2 4 6 8 10 FLT3i + IRAK1/4i FLT3i Control IRAK1/4i 100 – 75 – 50 – 25 – 0 – P e rc e n t V ia b le C e lls (A n n ex in V -n eg at iv e) “Concomitant targeting of IRAK1 or IRAK4, alongside FLT3, is the most effective means to overcome the adaptive resistance incurred when targeting FLT3” - Melgar et al. Days

Clinical Strategy in Leukemia

TakeAim Leukemia Strategy for Monotherapy and Combination

Potential for fast path to NDA

Monotherapy

Enroll 20 Patients (2L/3L)
in genetically-defined populations

- R/R AML with FLT3
- R/R AML with Spliceosome

For each indication, collect clinical data in ~20 patients to facilitate pivotal design discussions with regulatory agencies, including potential for accelerated development

Potential for front-line position

Combination

Enroll 20 Patients (1L)
all comers

- 1st line AML combination with aza/ven
- 1st line MDS combination TBD

For each indication, collect clinical data in ~20 patients to establish safety and anti-cancer activity to support discussions with regulatory agencies in front-line opportunity

CURIS

Emavusertib in Lymphoma (NHL/CLL)

Emavusertib in Lymphoma Combination therapy provides complimentary inhibition of two pathways that drive NF-κB NFκB Biology: Two Pathways Drive NHL/CLL BCR and TLR Pathways independently drive NF-κB overactivity (and NF-κB drives NHL/CLL) Clinical Strategy: Block both pathways with Combination Therapy In preclinical testing, blocking both IRAK4 and BTK drove tumor reduction better than blocking either one alone 2) Booher et al. Waldenström Roadmap Symposium 20191) IMBRUVICA Package Insert. Rev 08/2018 TLR1B cell receptor BTK CARD11 MALT1 BCL10 ibrutinib TLR2 TLR4 TLR5 TLR6 TLR7 TLR8 TLR9 BCR Pathway TLR Pathway Endosome Lymphoma1 (NHL,CLL) NF-κB Myddosome IRAK1 IRAK4 MYD88 emavusertib overactivity slide 15 vehicle ibrutinib emavusertib CA-4948 + Ibrutinib Tumor Growth in OCI-Ly10 Model 0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 1400 Days of treatment M e a n T u m o r V o lu m e ( m m 3 ) + S E M Dosing: QDx28, PO Vehicle Ibrutinib, 12.5 mg/kg CA-4948, 100 mg/kg + Ibrutinib, 12.5 mg/kg CA-4948, 100 mg/kg 87% TGI M e an T u m o r V o lu m e ( m m 3 ) ± SE M Monotherapy vs. Combination in OCI-Ly10 model2 emavusertib + ibrutinib

Initial Clinical Data in Lymphoma Majority of patients achieved decreases in tumor burden, including complete responses -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% 0 50 100 150 200 250 300 % C h an ge in T u m o r B u rd en f ro m B as el in e Study Day slide 16 BTK-naïve BTK-experienced NHL/CLL combination with ibrutinib Note: Data from ASCO 2022 poster presentation Response evaluable patients with baseline and post-treatment disease assessment at data cutoff Change in Tumor Burden Over Time combination with ibrutinib

Clinical Strategy in Lymphoma The ideal candidate to combine with BTKi to maximize downregulation of NF-κB • Patients are currently treated with BTKi because it downregulates NF-κB • Two pathways drive NF-κB: 1) BCR Pathway: addressed by blocking BTK 2) TLR Pathway: addressed by blocking IRAK4 • Initial clinical data suggest blocking both pathways may overcome resistance to ibrutinib Next Steps TakeAim Lymphoma Study • Targeted Patients: pCNSL slide 17

Potential Cornerstone Treatment for Hematologic Malignancies

Emavusertib inhibits both IRAK4, FLT3, and CLK – key disease drivers in leukemia and lymphoma

Leukemia

Monotherapy targets the two largest **genetically-defined** patient populations in AML/MDS[a,6-8]

Emavusertib synergizes with existing treatments[5] as **IRAK4-L is expressed in nearly all AML/MDS patients**

AML/MDS opportunity:
317K patients[3]

Emavusertib has demonstrated clinical activity across both targeted and non-targeted populations[1,4,5]

Lymphoma

Initial clinical data show potential to **overcome BTKi resistance** in patients with NHL/CLL[1]

Combination with BTKi **blocks both BCR and TLR signaling**, maximizing downregulation of NF-kB[2]

NHL/CLL opportunity:
1.8M patients[3]

[a] Patients with *FLT3* mutation or IRAK4-L overexpression. 1) Joffe, et al. Hemasphere. 2022. June 6(Suppl 3):1011-1012; 2) Guidetti, et al. AACR Mol Cancer Ther. 2021;20(Suppl 12):P073; 3) 2022 Prevalence Data DRG Clarivate; 4) Garcia-Manero, et al. Hemasphere. 2022. June 6(Suppl 3):30-31; 5) Curis press release. https://investors.curis.com/2022-12-12-Curis-Announces-Additional-Encouraging-Clinical-Data-from-TakeAim-Leukemia-Study-of-emavusertib-CA-4948-in-Monotherapy-R-R-AML-and-hrMDS, accessed May 19, 2023; 6) Smith, et al. Nat Cell Biol. 2019; 7) Choudhary, et al. eLife. 2022;11:378136; 8) Saygin, et al. J Hematol Oncol. 2017 Apr 18.

CURIS
slide 18

Corporate Overview

Summary

Investment Thesis	Emavusertib, a triple target inhibitor, has the potential to be the cornerstone agent in hematologic malignancies *Cash runway into 2025 – $71.8M as of March 31, 2023*
Lead Programs	TakeAim Leukemia – IRAK4 and FLT3 are the most prevalent drivers of disease in AML/MDS[1,2] TakeAim Lymphoma – emavusertib/ibrutinib enables blockade of both pathways driving NF-κB in NHL
Market Opportunity	AML/MDS: 317K patients[3] *(current standard of care is HMA)* NHL/CLL: 1.8M patients[3] *(current standard of care is BTKi)*
2024 Milestones	• Clarify monotherapy registrational study design in Leukemia with the FDA • Updated data in R/R Leukemia (monotherapy and combination) • Updated data in R/R Lymphoma (combination)

1) Smith et al. Nat Cell Biol 2019; 2) Saygin, et al. J Hematol Oncol. 2017 Apr 18; 3) 2022 Prevalence Data DRG Clarivate

CURIS
slide 19

End of Corporate Presentation NASDAQ: CRIS